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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 13, 2005 (June 7, 2005)

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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)

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
           New York                           1-5452                             15-0405700
(State or other jurisdiction of       (Commission File Number)        (IRS Employer Identification No.)
        incorporation)

163-181 Kenwood Avenue, Oneida, New York                               13421
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS

            (b.) On June 7, 2005, Peter J. Marshall ("Mr. Marshall") announced his resignation from his position as a Director of Oneida Ltd. (the "Company") effective as of the end of business
                   June 9, 2005. Mr. Marshall cited personal reasons for his decision. Mr. Marshall, a member of the Company's Board of Directors (the "Board") since 2002, was also a member of the Board's Executive Committee and was Chair of the Board's Audit Committee. The information required by this Item is also incorporated by reference to a press release dated
                   June 13, 2005, which is attached as Exhibit 99.1 to this Form.

ITEM 9.01.  FINANCIAL STATEMENTS & EXHIBITS.

            (c.)   Exhibits

                   EXHIBIT 99.1  Press Release dated June 13, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ONEIDA LTD.

                                           By: /s/ ANDREW G. CHURCH
                                               ---------------------------
                                                   Andrew G. Church
                                                   Senior Vice President &
                                                   Chief Financial Officer

Dated: June 13, 2005